On December 3, 2008, the Board of Trustees appointed Teresa Barger and David Meyer as Advisory Trustees to fill one vacancy and one newly created position on the Board upon the approval of shareholders.  As a result, this Statement of Additional Information is revised as disclosed below.

THE VICTORY PORTFOLIOS

Balanced Fund

Core Bond Fund

Diversified Stock Fund

Established Value Fund

Federal Money Market Fund

Financial Reserves Fund

Focused Growth Fund

Fund for Income

Government Reserves Fund

Institutional Money Market Fund

International Fund

International Select Fund

Investment Grade Convertible Fund

National Municipal Bond Fund

Ohio Municipal Bond Fund

Ohio Municipal Money Market Fund

Prime Obligations Fund

Small Company Opportunity Fund

Special Value Fund

Stock Index Fund

Tax-Free Money Market Fund

Value Fund

Supplement dated December 11, 2008 to the

Statement of Additional Information (“SAI”) dated November 24, 2008

1.               The first paragraph of the section entitled “Trustees and Officers – Board of Trustees” found on page 57 is replaced with the following :

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  The Board currently has ten Trustees, all but two of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.  The Board currently has two vacancies and two Advisory Trustees who, upon their election by shareholders, will be Independent Trustees of the Trust.

2.               The following information is added immediately after the table entitled “Interested Trustees” on page 62:

Advisory Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Teresa C. Barger, 53	Trustee	December 2008

Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (since 2007); Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).

David L. Meyer, 51	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (Mercantile Bankshares Corp. prior to March 2007) (since 2002).

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3.               The first paragraph under the section entitled “Remuneration of the Trustees and the Chief Compliance Officer” on page 64 is replaced as follows:

The Victory Fund Complex pays each Independent Trustee (and as of December 3, 2008, each Advisory Trustee) an annual fee of $65,000 for overseeing the operations of each Fund in the Complex and an additional per-meeting fee.  For each of the five regularly scheduled Board meetings, an Independent Trustee will receive $5,000 if attended in person and $2,500 if attended by telephone.  For each in-person Board meeting in excess of the five regularly scheduled meetings, the Complex pays each Independent Trustee $3,000 if attended in person and $1,500 if attended by telephone.  For each telephonic Board meeting in excess of the five regularly scheduled meetings, the Complex pays each attending Independent Trustee $1,500, provided that the meeting has a written agenda and lasts at least 30 minutes.  For any special Sub-Committee meetings or Special Committee meetings, participating Independent Trustees receive $1,000, provided that the meeting has a written agenda and lasts at least one hour.  The Chair receives an additional annual retainer of $50,000.

Effective January 1, 2009, the Victory Fund Complex will pay each Independent Trustee and each Advisory Trustee $105,000 per year for his or her services to the Funds in the Complex.  The Independent Chair will be paid an additional retainer of $58,340 per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee.

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